UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SPARTAN ENERGY ACQUISITION CORP.
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SPARTAN ENERGY ACQUISITION CORP.
9 West 57th Street, 43rd Floor
New York, New York 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
SPARTAN ENERGY ACQUISITION CORP.

To Be Held on              , 2020

To the Stockholders of Spartan Energy Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Spartan Energy Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on             , 2020, at              as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/spartanenergy/2020. You are cordially invited to attend the special meeting for the purpose of voting on a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from August 14, 2020 to February 14, 2021 (the “Extended Termination Date”).

We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Centers for Disease Control and Prevention and the U.S. Securities and Exchange Commission due to the novel Coronavirus (COVID-19).

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials that you received for the special meeting. Even if you plan to attend the special meeting in person online, it is strongly recommended that you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

The purpose of the Charter Amendment is to allow the Company more time to complete its initial business combination (a “business combination”). Pursuant to the charter, the Company currently has until August 14, 2020 (the “Current Termination Date”) to complete a business combination. While we have signed a non-binding letter of intent to acquire a prospective target, our board of directors (the “Board”) currently believes that there will not be sufficient time before the Current Termination Date to complete a business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. As a result, the Board has determined that it is in the best interests of the Company and our stockholders to extend the termination date from the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

The Charter Amendment is more fully described in the accompanying proxy statement. Only holders of record of our common stock at the close of business on July 9, 2020 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. The Board has already approved the Charter Amendment.

If the Charter Amendment proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by August 14, 2020, as contemplated by our initial public offering (“IPO”) prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares of our Class A common stock sold as part of the units in our IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established for the benefit of the holders of our public shares (the “trust account”) including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The holders of the public shares (the “public stockholders”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. The Company believes that such redemption right enables the public stockholders to determine not to sustain their investments for an additional period if the Company does not complete a business combination in the timeframe initially contemplated by its charter. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when a business combination is submitted to the Company’s stockholders.

If the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the trust agreement governing the trust account (the “trust agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $             at the time of the special meeting. The closing price of the Company’s common stock on             , 2020 was $              . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $             [more] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annex thereto) for a more complete description of the proposal. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy, Inc. at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.

By Order of the Board of Directors,
Sincerely,

Geoffrey Strong
Chief Executive Officer and Director

SPARTAN ENERGY ACQUISITION CORP.
9 West 57th Street, 43rd Floor
New York, New York 10019

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD             , 2020

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Spartan Energy Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on              , 2020, at              , as a virtual meeting, to consider and vote upon the following proposal:

•        a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from August 14, 2020 (the “Current Termination Date”) to February 14, 2021 (the “Extended Termination Date”).

You will be able to attend, vote your shares, and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/spartanenergy/2020. The Charter Amendment proposal is essential to the overall implementation of the board of directors’ plan to extend the date that the Company has to complete a business combination. The purpose of the Charter Amendment is to allow the Company more time to complete its initial business combination (a “business combination”). While we have signed a non-binding letter of intent to acquire a prospective target, our board of directors (the “Board”) currently believes that there will not be sufficient time before the Current Termination Date to complete a business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension.

The affirmative vote of at least 65% of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment.

Holders (“public stockholders”) of shares of the Company’s Class A common stock, par value $0.0001 per share (“public shares”), may elect to redeem their public shares for their pro rata portion of the funds available in the trust account established for the benefit of the holders of our public shares (the “trust account”) in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when a business combination is submitted to the Company’s stockholders. Furthermore, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of August 9, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $             million that was in the trust account as of              , 2020. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we do not consummate a business combination by August 14, 2020, as contemplated by our initial public offering (“IPO”) prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The holders of the issued and outstanding shares of the Company’s Class B common stock, par value $0.0001 per share (the “founder shares”) have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any founder shares held by them and (b) waived any redemption rights they may have in respect of any public shares held by them in connection with the Company’s initial business combination or the vote to approve the Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions from the trust account with respect to any public shares held by them if we fail to complete a business combination within the prescribed time frame.

Spartan Energy Acquisition Sponsor LLC, a Delaware limited liability company (our “sponsor”), has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account due to reductions in the value of the trust assets as of the date of the liquidation of the trust account, in each case including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, less franchise and income taxes payable, except as to any claims by a third party or prospective target business that executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is July 9, 2020. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 69,000,000 outstanding shares of the Company’s common stock, including 55,200,000 outstanding public shares and 13,800,000 outstanding founder shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

This proxy statement is dated             , 2020 and is first being mailed to stockholders on or about              , 2020.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Charter Amendment proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annex and the other documents referred to herein.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated on October 13, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

         On August 14, 2018, the Company consummated its IPO of 55,200,000 units (the “Units”), including 7,200,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were sold at a price of $10.00 per unit, generating gross proceeds to us of $552,000,000. Simultaneously with the consummation of the IPO, the Company completed the private sale of 9,360,000 private placement warrants at a purchase price of $1.50 per warrant to our Sponsor, generating gross proceeds to us of approximately $14,040,000.

         Approximately $552,000,000 of the net proceeds from the IPO and the private placement with the Sponsor was deposited into the trust account. Like many blank check companies, our charter provides that we have 24 months from the closing of our IPO (in our case, until August 14, 2020) to complete our initial business combination. If we are unable to complete our business combination within such 24-month period we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Board believes that it is in the best interests of the Company’s stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete a business combination and is submitting this proposal to the stockholders for a vote.

Q:     What is being voted on?

A:     You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal, after taking into account the Election.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal from the trust account of an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved, and the amount remaining in the trust account may be significantly reduced from the approximately $             million that was in the trust account as of              , 2020. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by August 14, 2020, or if the Charter Amendment proposal is approved and we have not completed a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founder shares have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any founder shares held by them and (b) waived any redemption rights they may have in respect of any public shares held by them in connection with the Company’s initial business combination or the vote to approve the Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions from the trust account with respect to any public shares held by them if we fail to complete a business combination within the prescribed time frame. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event that we wind up.

Q:     How many votes do I have at the special meeting?

A:     Our stockholders are entitled to one vote at the special meeting for each share of the Company’s common stock held of record as of July 9, 2020, the record date for the special meeting. As of the close of business on the record date, there were 69,000,000 outstanding shares of our common stock.

Q:     What constitutes a quorum at the special meeting?

A:     Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have the power to adjourn the special meeting. As of the record date for the special meeting, the presence, in person or by proxy, of holders of 34,500,001 shares of our common stock would be required to achieve a quorum.

Q:     Why is the Company proposing the Charter Amendment proposal?

A:     The Company’s charter requires us to redeem the public shares in the manner described above if we do not complete a business combination on or before August 14, 2020. As we explain below, the Company will not be able to complete a business combination by that date.

While we have signed a non-binding letter of intent to acquire a prospective target, the Board currently believes that there will not be sufficient time before the Current Termination Date to complete a business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Termination Date.

Q:     Why should I vote for the Charter Amendment proposal?

A:     The Board believes that stockholders should have an opportunity to evaluate an initial business combination if the Company is able to successfully negotiate and enter into a definitive agreement with respect to such a transaction. Given our expenditure of time, effort and money on the potential initial business combinations with the targets we have identified, including the prospective target with which we have entered into a non-binding letter of intent, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction. In addition, we are also affording our public stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter.

Accordingly, the Board is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date. The Extension would give the Company the opportunity to complete an initial business combination.

Q:     How do the Company’s insiders intend to vote their shares?

A:     The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment.

         The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem any shares of common stock in connection with the Charter Amendment proposal. On the record date, the Sponsor and the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 13,800,000 founder shares, representing 20% of the Company’s issued and outstanding common stock. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q:     How are the Company’s insiders’ interests in the Charter Amendment different from those of the public stockholders?

A:     The Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the Current Termination Date. If the Charter Amendment is approved, the Company will have more time to complete an initial business combination, and the insiders are less likely to lose their investment in the Company.

Q:     What vote is required to adopt the Charter Amendment?

A:     Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:     What if I don’t want to vote for the Charter Amendment?

A:     If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

         Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as votes “AGAINST” the Charter Amendment.

Q:     What happens if the Charter Amendment is not approved?

A:     If the Charter Amendment is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by August 14, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founder shares have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any founder shares held by them and (b) waived any redemption rights they may have in respect of any public shares held by them in connection with the Company’s initial business combination or the vote to approve the Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions from the trust account with respect to any public shares held by them if we fail to complete a business combination within the prescribed time frame. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event that we wind up.

Q:     If the Charter Amendment is approved, what happens next?

A:     If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to complete an initial business combination. Additionally, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when an initial business combination is submitted to our stockholders. The removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account and increase the percentage interest of the Company’s common stock held by the holders of the founder shares.

If the Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founder shares have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any founder shares held by them and (b) waived any redemption rights they may have in respect of any public shares held by them in connection with the Company’s initial business combination or the vote to approve the Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions from the trust account with respect to any public shares held by them if we fail to complete a business combination within the prescribed time frame. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event that we wind up.

Q:     Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposal?

A:     You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Charter Amendment. As a result, the proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of the New York Stock Exchange.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on an initial business combination if and when such business combination is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the special meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption and (ii) prior to             , Eastern time on              , 2020 (two business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required time frame not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:     What are the federal income tax consequences of exercising my redemption rights?

A:     Generally, a Company stockholder that is a U.S. person for U.S. federal income tax purposes (“U.S. Holder”) and that exercises its redemption right to receive cash from the trust account in exchange for its shares of Company common stock will treat such transaction as a sale of such shares of Company common stock in the event the redemption (i) is “substantially disproportionate” with respect to such U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder (together, the “Sale/Exchange Requirements”). In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only shares of Company common stock actually owned by such U.S. Holder, but also shares of Company common stock constructively owned by such U.S. Holder. If any of the foregoing tests is satisfied with respect to a U.S. Holder, such U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the tax basis of its shares of Company common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution. Any such corporate distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce a U.S. Holder’s basis in its shares of Company common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of shares of Company common stock, as described above.

A U.S. Holder who actually or constructively owns 5 percent (or, if the Company common stock is not then publicly traded, 1 percent) of the outstanding shares of Company common stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Company common stock, and U.S. Holders should consult with their own tax advisors with respect to their reporting requirements.

Generally, a Company stockholder that is a non-U.S. person for U.S. federal income tax purposes (“Non-U.S. Holder”) that exercises its redemption right to receive cash from the trust account in exchange for its shares of Company common stock and that meets a Sale/Exchange Requirement will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of its shares of Company common stock unless (i) the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other requirements are met or (ii) such gain is effectively connected with such Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States). A Non-U.S.

Holder described in clause (i) above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses. A Non-U.S. Holder whose gain is described in clause (ii) above generally will be taxed on a net income basis at the rates and in the manner applicable to U.S. Holders unless an applicable income tax treaty provides otherwise. If a Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in clause (ii) above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty). For purposes of this answer, we assume the Company is not, and has not been since its date of formation, a “United States real property holding corporation” for U.S. federal income tax purposes.

If the redemption is instead treated as a corporate distribution with respect to a Non-U.S. Holder, such Non-U.S. Holder will be subject to withholding tax on any dividends received at a rate of 30% of the gross amount of the dividend unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certificate of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or IRS Form W-BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) a Non-U.S. Holder’s adjusted tax basis in its shares of Company common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of its shares of Company common stock, which will be treated as described above. The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Proceeds from the redemption may be subject to information reporting to the Internal Revenue Service and possible U.S. backup withholding.

It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s shares of Company common stock, the withholding agent might treat the redemption as a distribution subject to withholding tax. Non-U.S. Holders should consult their own tax advisors with respect to the tax treatment of the redemption of their shares of Company common stock.

The tax consequences of a Company stockholder redeeming its shares of Company common stock are complex and will vary upon each Company stockholder’s unique circumstances. The above is not intended to constitute tax advice and Company stockholders should consult with their own tax advisors.

Q:     If I am a Company warrantholder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:     If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:     No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units or deliver such units electronically to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates or electronic delivery of the public shares back to you so that you may then exercise your redemption rights with respect to the public shares following the separation of such public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of the corresponding number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares following the separation of such public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the Charter Amendment will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote?

A:     If you were a holder of record of our common stock on July 9, 2020, the record date for the special meeting, you may vote with respect to the proposal in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person online, obtain a proxy from your broker, bank or nominee.

Q:     What will happen if I abstain from voting or fail to vote at the special meeting?

A:     At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you may still exercise your redemption rights (as described above).

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal with be voted “FOR” the proposal described herein.

Q:     If I am not going to attend the special meeting online, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the special meeting online or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Department at 1 State Street - SC-1, New York, NY 10004-1561 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152.

Q:     If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposal presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to Continental Stock Transfer & Trust Company, Attn: Proxy Department at 1 State Street - SC-1, New York, NY 10004-1561, by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152 or by attending the special meeting online and voting. You also may revoke your proxy by sending a notice of revocation to Continental Stock Transfer & Trust Company, Attn: Proxy Department at 1 State Street - SC-1, New York, NY 10004-1561 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152, which must be received by Continental Stock Transfer & Trust Company prior to the special meeting.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to Continental Stock Transfer & Trust Company, Attn: Proxy Department at 1 State Street - SC-1, New York, NY 10004-1561 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152 in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Advantage Proxy, Inc. a fee of $5,500, which fee also includes Advantage Proxy, Inc. acting as the inspector of elections at the special meeting. The Company will reimburse Advantage Proxy, Inc. for out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its employees against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposal or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Geoffrey Strong, Chief Executive Officer

c/o Spartan Energy Acquisition Corp.

9 West 57th Street, 43rd Floor

New York, New York 10019

Email: info@spartanenergyspac.com

Tel: (212) 515-3200

You may also contact our proxy solicitor at:

Advantage Proxy, Inc.

PO Box 13581

Des Moines, WA 98198

Tel: (877) 870-8565 (toll free)

Banks and brokers can call collect at: (206) 870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004-1561

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on             , 2020, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about             , 2020. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held at 10:00 a.m. Eastern time, on             , 2020, as a virtual meeting, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposal set forth in this proxy statement. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/spartanenergy/2020.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on July 9, 2020, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 69,000,000 shares of the Company’s common stock outstanding, of which 55,200,000 are public shares and 13,800,000 are founder shares.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Charter Amendment requires the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation to the Company’s Stockholders

The Board believes that the Charter Amendment to be presented at the special meeting is in the best interests of the Company and our stockholders and unanimously recommends that the Company’s stockholders vote “FOR” the proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposal for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•        You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Department at 1 State Street - SC-1, New York, NY 10004-1561 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Charter Amendment.

•        You can attend the special meeting online and vote in person even if you have previously voted by submitting a proxy. You will be given instructions during the special meeting. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify Geoffrey Strong, the Company’s Chief Executive Officer, or James Crossen, the Company’s Chief Financial Officer and Chief Accounting Officer, by telephone at (212) 515-3200, by email at info@spartanenergyspac.com or in writing to c/o Spartan Energy Acquisition Corp., 9 West 57th Street 43rd Floor, New York, New York 10019 before the special meeting that you have revoked your proxy; or

•        you may attend the special meeting virtually, revoke your proxy and vote online, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Advantage Proxy, Inc., our proxy solicitor, at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.

Redemption Rights

Pursuant to our currently existing charter, our public stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001).

If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $             million on              , 2020, the estimated per share redemption price would have been approximately $             .

In order to exercise your redemption rights, you must:

•        check the box on the proxy card to elect redemption;

•        submit a request in writing prior to             p.m., Eastern time on              , 2020 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004-1561
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial business combination by August 14, 2020 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units or deliver such units electronically to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates or electronic delivery of the public shares back to you so that you may then exercise your redemption rights with respect to the public shares following the separation of such public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of the corresponding number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares following the separation of such public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from August 14, 2020 (the “Current Termination Date”) to February 14, 2021 (the “Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from the Current Termination Date to the Extended Termination Date.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extent the date that the Company has to complete a business combination.

If the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event that we wind up.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on October 13, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have reviewed a number of opportunities to enter into an initial business combination with an operating business. While we have signed a non-binding letter of intent to acquire a prospective target, we are not able to determine at this time whether we will complete an initial business combination with such prospective target or with any other target business.

In October 2017, the Sponsor purchased 14,375,000 founder shares for $25,000, or approximately $0.002 per share. In July 2018, the Sponsor surrendered 2,875,000 founder shares for no consideration. In August 2018, the Company effected a stock dividend with respect to the Class B common stock of 2,300,000 shares thereof, resulting in the Sponsor holding an aggregate of 13,800,000 founder shares. In August 2018, prior to the IPO, the Sponsor transferred 150,000 founder shares to two of the Company’s three independent directors at their original purchase price. In July 2019, the Sponsor transferred 75,000 founder shares to one of the Company’s directors at their original purchase price. In April 2020, the Sponsor transferred 37,500 founder shares to the Company’s third independent director at their original purchase price.

On August 14, 2018, we consummated the IPO of 55,200,000 units (the “Units”), including 7,200,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The Units were sold at a price of $10.00 per unit, generating gross proceeds to us of $552,000,000. Each Unit consists of one public share and one-third of one public warrant. Each whole public warrant entitles the holder thereof to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment, and only whole warrants are exercisable. The public warrants will become exercisable 30 days after the completion of our initial business combination and will expire five years after the completion of our initial business combination or earlier upon redemption or liquidation.

On August 14, 2018, simultaneously with the consummation of the IPO, we completed the private sale of 9,360,000 private placement warrants at a purchase price of $1.50 per warrant to the Sponsor, generating gross proceeds to us of approximately $14,040,000. Each private placement warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

Approximately $552,000,000 of the net proceeds from the IPO and the private placement with the Sponsor has been deposited in the trust account established for the benefit of our public stockholders.

The net proceeds of the IPO deposited into the trust account remain on deposit in the trust account earning interest. As of              , 2020, there was approximately $              million held in the trust account and approximately $             held outside the trust account available for working capital purposes.

AP Spartan Energy Holdings, L.P., a wholly owned indirect subsidiary of alternative investment vehicles of Apollo Natural Resources Partners II, L.P. is the managing member of our sponsor and has voting and investment discretion with respect to the securities held by our sponsor.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effectuate such business combination using cash held in our trust account (after any redemptions), our capital stock, debt or a combination of the foregoing.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2020 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or the private placement warrants.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
Spartan Energy Acquisition Sponsor LLC (our Sponsor)(2)(3)	13,387,500		19.4%
Geoffrey Strong	13,387,500		19.4%
James Crossen	—		—
Robert C. Reeves(2)	150,000		*
John M. Stice(2)	150,000		*
John J. MacWilliams(2)	75,000		*
Jan C. Wilson(2)	37,500		*
All directors and executive officers as a group (6 Individuals)	13,800,000	(4)	20%
Glazer Capital, LLC(5)	6,925,124		10.0%
Adage Capital Partners, L.P.(6)	4,752,000		6.9%

____________

*        Less than one percent.

(1)      This table is based on 69,000,000 shares of common stock outstanding at June 30, 2020, of which 55,200,000 were shares of Class A common stock and 13,800,000 were shares of Class B common stock. Unless otherwise noted, the business address of each of the following entities or individuals is 9 West 57th Street, 43rd Floor, New York, NY 10019.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      Spartan Energy Acquisition Sponsor LLC is the record holder of the shares reported herein. Geoffrey Strong is the Chief Executive Officer of Spartan Energy Acquisition Sponsor LLC. Mr. Strong may be deemed to have or share beneficial ownership of the common stock held directly by Spartan Energy Acquisition Sponsor LLC. In addition, AP Spartan Energy Holdings, L.P., a wholly owned indirect subsidiary of alternative investment vehicles of Apollo Natural Resources Partners II, L.P., directly owns all of the limited liability company interests of Spartan Energy Acquisition Sponsor LLC. Accordingly, Apollo Natural Resources Partners II, L.P. may be deemed to have or share beneficial ownership of the common stock held directly by Spartan Energy Acquisition Sponsor LLC.

(4)      These shares represent 100% of the founder shares.

(5)      According to a Schedule 13G/A filed with the SEC on May 8, 2020 on behalf of Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), and Paul J. Glazer, the shares reported herein are held by certain funds and managed accounts to which Glazer Capital serves as investment manager. Paul J. Glazer serves as the managing member of Glazer Capital. The business address of this stockholder is 250 West 55th Street, Suite 30A, New York, NY 10019.

(6)      According to a Schedule 13G filed with the SEC on August 15, 2018 on behalf of Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”), Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), Robert Atchinson and Phillip Gross, the shares reported herein are directly owned by ACP. ACPGP is the general partner of ACP, ACA is the managing member of ACPGP, and Messrs. Atchinson and Gross are managing members of ACA. ACP has the power to dispose of and the power to vote the shares of Class A common stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the shares of Class A common stock beneficially owned by ACP. The business address of this stockholder is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

The table above does not include the shares of common stock underlying the private placement warrants or forward purchase securities held or to be held by our sponsor because these securities are not exercisable within 60 days of this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling us at (212) 515-3200, emailing us at info@spartanenergyspac.com or writing us at our principal executive offices at 9 West 57th Street, 43rd Floor, New York, New York 10019.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2020 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than December 31, 2020. For any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our 2020 annual meeting of stockholders, or a special meeting in lieu thereof, it must have been submitted in writing and received by the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting.

Moreover, if you intended to present a proposal, or if you want to nominate one or more directors at the 2020 annual meeting, you must have delivered proper notice to us a reasonable time before the Company begins to print and send its proxy materials for the meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposal to be presented at the special meeting, you should contact us by telephone or in writing:

Geoffrey Strong, Chief Executive Officer, or James Crossen, Chief Financial Officer
Spartan Energy Acquisition Corp.
9 West 57th Street, 43rd Floor
New York, New York 10019
Email: info@spartanenergyspac.com
Tel: (212) 515-3200

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 13581
Des Moines, WA 98198
Tel: (877) 870-8565 (toll free)
Banks and brokers can call collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a stockholder of the Company and would like to request documents, please do so by              , 2020, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SPARTAN ENERGY ACQUISITION CORP.

             , 2020

Spartan Energy Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.     The name of the Corporation is “Spartan Energy Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 13, 2017 and was amended by a certificate of amendment, which was filed with the Secretary of State of the State of Delaware on October 24, 2017. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on August 9, 2018.

2.     This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.     This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.     The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7) and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before February 14, 2021. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Spartan Energy Acquisition Sponsor LLC (the “Sponsor”) are referred to herein as “Public Stockholders.””

5.     The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination on or before February 14, 2021, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such

Annex A-1

redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

6.     The text of Section 9.7 is hereby amended and restated to read in full as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination on or before February 14, 2021, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporations’ ability to provide such opportunity is subject to the Redemption Limitation.”

IN WITNESS WHEREOF, Spartan Energy Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

SPARTAN ENERGY ACQUISITION CORP.
By:
Name:
Title:

Annex A-2

SPARTAN ENERGY ACQUISITION CORP.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON             , 2020

The undersigned hereby appoints Geoffrey Strong and James Crossen, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of Spartan Energy Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on July 9, 2020 at the Special Meeting of Stockholders to be held as a virtual meeting, on             , 2020 at             , or any adjournment or postponement thereof.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal	For	Against	Abstain
1.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination for an additional six months, from August 14, 2020 to February 14, 2021.

		☐	☐	☐

☐  Intention to Exercise Redemption Rights. If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “Special Meeting of the Company’s Stockholders — Redemption Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Date: __________, 2020
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY DEPARTMENT AT 1 STATE STREET - SC-1, NEW YORK, NY 10004-1561. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING IN PERSON.